UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):    August 31, 2004

MILLENNIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28494	04-3177038
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

40 Landsdowne Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (zip code)

(617)  679-7000
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On the dates indicated below, Millennium Pharmaceuticals, Inc. (the “Company”) granted, under the terms of the Company’s 2000 Stock Incentive Plan, non-statutory options to purchase shares of the Company’s common stock, $.001 par value per share, to the following executive officers listed in the Summary Compensation Table in the Company’s proxy statement relating to its 2004 annual meeting of stockholders or that are expected to be listed in the Company’s proxy statement relating to its 2005 annual meeting of stockholders:

Name and Principal Position	Option grant date	Shares of common stock underlying option	Option exercise price per share	Vesting schedule

Mark J. Levin Chairperson, President and Chief Executive Officer	09/01/2004	200,000	$12.09	(1)

Kenneth M. Bate Executive Vice President, Head of Commercial Operations	09/01/2004	71,250	$12.09	(1)

Marsha H. Fanucci Senior Vice President and Chief Financial Officer	08/31/2004 09/01/2004	25,000 37,500	$11.89 12.09	(2) (1)

Linda K. Pine Senior Vice President, Human Resources	09/01/2004	28,750	$12.09	(1)

Robert I. Tepper President, Research and Development ____________________	09/01/2004	100,625	$12.09	(1)

(1)

6/48ths of the total number of shares subject to the option are exercisable on the date of grant and an additional 1/48th of the total number of shares subject to the option become exercisable monthly thereafter beginning on September 25, 2004 until all of the shares are exercisable.

(2)

1/48th of the total number of shares subject to the option are exercisable on the date of grant and an additional 1/48th of the total number of shares subject to the option become exercisable monthly thereafter beginning on September 28, 2004 until all of the shares are exercisable.

Under the 2000 Plan, each option becomes fully vested in the event of the death of the option holder. The 2000 Plan provides for full vesting of options to option holders who terminate their employment for good reason or are terminated without cause during the period one month before through one year after a change in control. Each option terminates on the earlier of (i) ten years from the date of grant or (ii) the date three months after the option holder ceases to serve as a director or employee (except in the case of disability, the date one year after the date of disability, in the event of death, the date three years after the date of death and if the option holder retires after ten years of employment and is at least 55 years of age, the date three years after the date of retirement). A copy of the form of terms of the option is incorporated by reference to Exhibit No. 99.2 filed with this Current Report on Form 8-K.

Item    9.01    Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM PHARMACEUTICALS, INC. (Registrant)
Date: September 7, 2004	By	/s/ MARSHA H. FANUCCI

Marsha H. Fanucci
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	2000 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.14 of the Company’s Form 10-K for the fiscal year ended December 31, 2002 filed on March 7, 2003)

99.2	Form of Terms of Non-Statutory Stock Option Granted Under 2000 Stock Incentive Plan